UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2025 (May 16, 2025)

TARGET GLOBAL ACQUISITION I CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41135	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 10176
Governor’s Square 23
Lime Tree Bay Avenue, Grand Cayman
KY1-1002,
Cayman Islands	KY1-1002
(Address of principal executive offices)	(Zip Code)

(212) 796-4796
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	TGAAF	N/A
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	TGAWF	N/A
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	TGAUF	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Settlement, Termination and Mutual Release Agreement

On May 16, 2025, VenHub Global, Inc., a Delaware corporation, including, its directors, principals, and stockholders (“Venhub”), SSO, LLC, a Wyoming limited liability company (“SSO”), Shahan Ohanessian, an individual, Shoushana Ohanessian, an individual (together with SSO and Shahan Ohanessian, the “Stockholders”), Target Global Acquisition I Corp., a Cayman Islands exempted company (“TGAA”), Vital Merger Sub 1 Corp., a Delaware corporation and wholly owned subsidiary of TGAA (“Merger Sub 1”), Vital Merger Sub 2 LLC, a Delaware limited liability company and wholly owned subsidiary of TGAA (“Merger Sub 2”) and CIIG Management III LLC (“CIIG Management,” and together with TGAA, Merger Sub 1, and Merger Sub 2, the “TGAA Parties” and each a “TGAA Party”) entered into a Settlement, Termination and Mutual Release Agreement (the “Settlement and Release Agreement”). Venhub, the Stockholders, and the TGAA Parties are sometimes individually referred to herein as a “Party” and collectively as the “Parties.”

Pursuant to the Settlement and Release Agreement, the Parties mutually agreed to terminate the Agreement and Plan of Merger, by and among Venhub and TGAA Parties, dated as of December 2, 2024 (the “Business Combination Agreement”) and the other Contracts (as defined below) upon delivery to TGAA of the full Settlement Consideration (as defined below). On May 21, 2025, the full Settlement Consideration was delivered, and the Business Combination Agreement, the Insider Support Agreement, the SSA and the Lock-Up Agreement (each, as defined in the Settlement and Release Agreement and collectively with the Business Combination Agreement, the “Contracts”) terminated in accordance with their terms (subject to the survival of certain confidentiality provisions).

As consideration for the termination, the Parties agreed to the following consideration to be provided to TGAA (the “Settlement Consideration”):

●	$225,000.00 in cash;

●	a secured promissory note in an amount equal to $2,500,000 (the “Secured Note”), as described further below; and

●	3,462,375 shares of Venhub common stock (the “Initial Settlement Shares”), which shall be subject to that certain Agreement Relating to Lock-Up Securities described below.

The Parties also agreed to enter into that certain “Investors’ Rights Agreement”, as described in further detail below.

The Settlement and Release Agreement contains mutual releases by all Parties, for all claims known and unknown, relating to or arising out of, among other things, the Contracts and the transactions contemplated thereby, including any claim that was or could have been asserted by any Party in the litigation filed by TGAA against Venhub and the Stockholders in the Delaware Court of Chancery. The Settlement and Release Agreement also contains a covenant not to sue and other customary terms, and contains a customary trust account waiver whereby Venhub and the Stockholders agreed that they will not have any right, title, interest or claim of any kind in or to any monies in TGAA’s trust account held for its public shareholders, and have agreed not to, and waived any right to, make any claim against such trust account (including any distributions therefrom).

The foregoing description of the Settlement and Release Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Settlement and Release Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated by reference herein and made a part hereof.

Note and Initial Settlement Shares Issuance Agreement

The Secured Note and Initial Settlement Shares were issued by Venhub to TGAA pursuant to the Note and Initial Settlement Shares Issuance Agreement (the “Issuance Agreement”) dated May 16, 2025 by and among Venhub and TGAA. The Issuance Agreement contains customary representations and warranties of each of Venhub and TGAA, as well as customary interim operating covenants and closing conditions, including, among other things, that (i) at any time prior to the payment in full of the Secured Note and the termination or expiration of the Investors’ Rights Agreement, Venhub shall not issue any new series of preferred stock and shall not take any action to amend the terms of its existing preferred stock without the requisite consent of holders of the Secured Note and the existing convertible notes; and (ii) at any time prior to the payment in full of the Secured Notes, Venhub cannot, among other things, sell, assign, transfer, or exclusively license any intellectual property that is material to its business without consent from the Requisite Holders (as defined in the Issuance Agreement) or the existing convertible note holders (provided, however, that Venhub may assign intellectual property to VenHub IP, LLC).

The foregoing description of the Issuance Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Issuance Agreement, a copy of which is filed herewith as Exhibit 10.2 and incorporated by reference herein and made a part hereof.

Secured Note

As stated above, Venhub issued to TGAA the Secured Note pursuant to the Issuance Agreement. The Secured Note bears interest at a rate of 4.00% per annum, in which all interest shall accrue and be capitalized (added to the principal amount) semi-annually (“PIK Interest”). Such PIK Interest shall be treated as principal for all purposes under the Secured Note, including with respect to the accrual of interest thereon.

The Secured Note shall mature on the earlier of (A) the date that is 5 years from the date of the Secured Note and (B) the date of any repayment, prepayment or redemption in respect of the Convertible Notes (as defined in the Secured Note).

TGAA will have the right to cause Venhub to repurchase for cash all or a portion of the Secured Note held under the following circumstances:

●	Upon issuance of equity securities in connection with a bona fide financing transaction, such as an initial public offering, a de-SPAC transaction or a direct listing of Venhub securities;

●	Following the acquisition of a majority of Venhub’s capital stock or a similar change of control transaction; or

●	Upon Venhub raising cash proceeds from any other equity or debt financing, if the amount of such cash proceeds raised exceeds $12,500,000.

Further, if any amounts remain outstanding under the Secured Note after September 30, 2025, Venhub must repay $30,000 of the principal amount, along with accrued interest, each time Venhub receives cash deposits on five VenHub Smart Stores.

The Secured Note includes restrictive covenants that, among other things, limit the ability of Venhub to incur additional debt and limit the ability of Venhub to incur liens. The Secured Note also contains customary events of default.

To secure Venhub’s obligations under the Secured Note, Venhub granted to TGAA a security interest in its and its subsidiaries’ intellectual property and related rights, subject to certain exceptions.

The foregoing description of the Secured Note does not purport to be complete and is qualified in its entirety by reference to the text of the Secured Note, a copy of which is filed herewith as Exhibit 10.3 and incorporated by reference herein and made a part hereof.

Agreement Relating to Lock-Up Securities

In connection with the issuance of the Initial Settlement Shares, TGAA and Venhub entered into that certain Agreement Relating to Lock-Up Securities dated May 16, 2025, pursuant to which TGAA agreed not to transfer, subject to certain limited exceptions:

●	70% (or 2,423,663) of the Initial Settlement Shares in connection with an underwritten initial public offering by Venhub if requested by the underwriters, provided that (a) all of Venhub’s officers, directors and 1% or greater securityholders enter into a substantially similar lock-up agreement, (b) to the extent the underwriters provide for or grant an early release to the lock-up period to any party (other than for emergency or extreme hardship), TGAA and/or its permitted transferees shall also be released on a pro rata basis and (c) to the extent the lock-up agreement for the initial public offering contains staggered release dates shorter than 180 days following the initial public offering, TGAA and its permitted transferees shall be entitled to the benefits of such shorter underwriter lock-up period.

●	70% (or 2,423,663) of the Initial Settlement Shares in connection with a de-SPAC transaction in which Venhub is a party for a period of 180 days following the consummation of the initial business combination, provided that all of Venhub’s officers, directors and 5% or greater securityholders are subject to a lock-up period of equal or greater length.

The Initial Settlement Shares shall not be subject to any lock-up in connection with a direct listing initial public offering by Venhub.

The foregoing description of the Agreement Relating to Lock-Up Securities does not purport to be complete and is qualified in its entirety by reference to the text of the Agreement Relating to Lock-Up Securities, a copy of which is filed herewith as Exhibit 10.4 and incorporated by reference herein and made a part hereof.

Investors’ Rights Agreement

TGAA and Venhub entered into that certain Investors’ Rights Agreement dated May 16, 2025 (the “Investors’ Rights Agreement”), pursuant to which, among other things, (i) Venhub shall provide TGAA with customary demand and piggyback registration rights for the Settlement Shares (as defined below), (ii) Venhub shall grant TGAA certain information rights, including the delivery of (a) audited annual financial statements within 90 days after the end of the fiscal year, (b) unaudited quarterly financials within 45 days after the end of each fiscal quarter and (c) a statement detailing (unless otherwise contained in the Venhub financial statements), the number of shares of each class and series of capital stock and securities convertible into or exercisable for shares of capital stock outstanding, the common stock issuable upon conversion or exercise of any outstanding securities convertible or exercisable for common stock and the exchange ratio or exercise price applicable thereto, and the number of shares of issued stock options and stock options not yet issued but reserved for issuance, with Venhub able to suspend the delivery of such information starting 30 days before the filing of a registration statement if necessary to comply with SEC rules. Venhub also agreed to provide TGAA with customary co-sale rights.

In the event of a Qualifying IPO (as defined in the Investors’ Rights Agreement), TGAA agrees to forfeit 125,000 shares of common stock to Venhub (provided, however, that if such forfeiture or cancellation would result in a matchable transaction under Section 16 of the Exchange Act, TGAA shall not be required to forfeit such shares until such period where disgorgement would not result). In the event of a Qualifying de-SPAC (as defined in the Investors’ Rights Agreement), Venhub agrees to issue TGAA an additional 400,000 shares of common stock (the “Additional Settlement Shares” and together with the Initial Settlement Shares, the “Settlement Shares”). In the event of a Direct Listing (as defined in the Investors’ Rights Agreement), TGAA agrees to limit the sales of any freely tradeable shares to 20% of the Venhub’s average daily trading volume on any trailing five-day trading period.

Venhub also agreed to provide TGAA with certain additional rights, including, among other things:

●	In the event of an IPO or Direct Listing where the Venhub’s market valuation is less than $300 million, TGAA shall have weighted average anti-dilution rights, calculated using the broad-based weighted average formula;

●	In the event of a capital raise of more than $12.5 million, an IPO, Direct Listing or sale of the Venhub, the Company shall use net proceeds to satisfy its obligations under the Secured Note; and

●	In the event of a de-SPAC, 30% of the Initial Settlement Shares shall not be subject to any contractual lock-up by the SPAC and shall be registered on any registration statement in connection with the approval of the transaction and the remaining Settlement Shares shall be subject to such lock-up restrictions that are imposed on Venhub’s stockholders on a most-favored nations basis.

The foregoing description of the Investors’ Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Investors’ Rights Agreement, a copy of which is filed herewith as Exhibit 10.5 and incorporated by reference herein and made a part hereof.

Item 1.02. Termination of a Material Definitive Agreement.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the termination of the Business Combination Agreement, the Insider Support Agreement, the SSA and the Lock-Up Agreements described above is incorporated by reference herein and made a part hereof.

Item 8.01. Other Events

On May 22, 2025, TGAA filed a notice of voluntarily dismissal with prejudice in the Delaware Court of Chancery to voluntarily dismiss with prejudice all claims that were asserted in C.A. No. 2025-0191-BWD.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Settlement, Termination and Mutual Release Agreement
10.2†	Note and Initial Settlement Shares Issuance Agreement
10.3†	Secured Note
10.4	Agreement Relating to Lock-Up Securities
10.5	Investors’ Rights Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 22, 2025

TARGET GLOBAL ACQUISITION I CORP.

By:	/s/ Michael Minnick
Name:	Michael Minnick
Title:	Chief Executive Officer

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